UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 30, 2009
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Terms of the 2009 Executive Performance Incentive Plan
     On March 30, 2009, the board of directors approved, on the recommendation of the compensation committee, the 2009 Executive Performance Incentive Plan (the “2009 EPIP”). The vote was four to three, with one independent director and the two employee-directors voting against the 2009 EPIP.
     As with the 2008 EPIP, the President and Chief Executive Officer, the Executive Vice President and Chief Operating Officer and the Chief Financial Officer of the Company are eligible for awards under the 2009 EPIP. The 2009 EPIP identifies predetermined performance goals and target awards. Subject to achievement of the goals, the participants can earn cash and equity awards pursuant to the I-Flow Corporation Amended and Restated 2001 Equity Incentive Plan. Regardless of the Company’s achievement of the performance goals, however, the compensation committee retains the discretion, in consultation with management, to reduce any awards in highly unusual circumstances where the committee deems it necessary and appropriate. After completion of fiscal year 2009, the executive officers’ and the Company’s performance will be reviewed in light of the predetermined goals set forth in the 2009 EPIP. In determining the allocation of awards, if any, to individual executive officers, the compensation committee will focus on the contributions made by each executive officer to the Company’s performance. A summary of the terms of the 2009 EPIP is attached as Exhibit 10.1 hereto and is incorporated by reference herein.
     Management opposed adoption of the 2009 EPIP because they unanimously believe it sets unrealistic goals and does not promote the interests of shareholders for the following reasons:
     First, under the terms of the 2009 EPIP, if the Company were to exceed greatly the minimum net operating profit target in the Company’s 2009 EPIP, but fall short of the revenue goal in the 2009 Budget (as approved by the Board) by any amount, the incentive award under the 2009 EPIP would be zero.
     Second, management believes the discretion of the compensation committee to reduce or even eliminate awards that are otherwise earned makes the 2009 EPIP illusory and therefore does not promote the plan’s intended goals. Simply stated, management believes the 2009 EPIP is not truly performance-based when calculated awards may be reduced or eliminated at the discretion of the committee. Other aspects of plan administration are within committee discretion as well.
     Third, the 2009 EPIP target performance metrics significantly differ from the 2009 Budget unanimously approved by the full Board of Directors in February 2009. That approved Budget includes revenue growth and profitability goals that, especially in the current economic environment, management has advised are aggressive. If the Company achieves the revenue and net operating profit set forth in the 2009 Budget, the 2009 EPIP performance calculation will yield a cash award of 38% of the cash award at target and an equity award of 40% of the equity award at target.

     The independent directors carefully considered management’s objections, but a majority determined that the 2009 EPIP in its current form is in the best interests of the Company’s shareholders. This judgment was based partly on the view that it is appropriate for certain components of executive compensation to decline during periods of economic stress, operating losses and significantly lower stock prices. In addition, a majority of the compensation committee believes that management should be held accountable for achieving both a minimum revenue and a minimum net operating profit. Therefore, if the Company were to exceed greatly its net operating profit target, but fall short of its minimum revenue requirement under the 2009 EPIP, the net operating profit achievement by itself would not merit any awards. A majority of the compensation committee also determined that awards significantly reduced from target under the 2009 EPIP should be earned for achieving the results stated in the 2009 Budget, and that truly exceptional executive performance should be required before the 100% achievement incentive awards are earned.
     The majority of the compensation committee disagrees that the 2009 EPIP is illusory, because the committee’s discretion to reduce or eliminate awards applies only in highly unusual circumstances after consultation with management. In addition, the compensation committee fully intends to exercise any administrative discretion it has fairly, in the utmost of good faith, and consistent with its fiduciary duties.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
     The following exhibits are filed with this report on Form 8-K:

Exhibit
No.	Description of Exhibit
10.1	Summary of the 2009 Executive Performance Incentive Plan.
Forward-Looking Statements
     Statements by the Company in this report and in other reports and statements released by the Company are and will be forward-looking in nature and express the Company’s current opinions about trends and factors that may impact future operating results. Statements that use words such as “may,” “will,” “should,” “believes,” “predicts,” “estimates,” “projects,” “anticipates” or “expects” or use similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to material risks, assumptions and uncertainties, which could cause actual results to differ materially from those currently expected, and readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by law, the Company undertakes no obligation to publish revised forward-

looking statements to reflect the occurrence of unanticipated or subsequent events. Readers are also urged to carefully review and consider the various disclosures made by the Company in this report that seek to advise interested parties of the risks and other factors that affect the Company’s business. Interested parties should also review the Company’s reports on Forms 10-K, 10-Q and 8-K and other reports that are periodically filed with the Securities and Exchange Commission. The risks affecting the Company’s business include, among others: physician acceptance of infusion-based therapeutic regimens; implementation of the Company’s direct sales strategy; successful integration of the Company’s recent acquisition of AcryMed Incorporated and further development and commercialization of AcryMed’s technologies; potential inadequacy of insurance to cover existing and future product liability claims; dependence on the Company’s suppliers and distributors; the Company’s continuing compliance with applicable laws and regulations, such as the Medicare Supplier Standards and Food, Drug and Cosmetic Act, and the Medicare’s and FDA’s concurrence with management’s subjective judgment on compliance issues, including those related to the recent FDA warning letter; the reimbursement system currently in place and future changes to that system; product availability, acceptance and safety; competition in the industry; technological changes; intellectual property challenges and claims; economic and political conditions in foreign countries; currency exchange rates; inadequacy of booked reserves or future impairment expenses; and reliance on the success of the home health care industry. All forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by the Company about its business.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 3, 2009

I-FLOW CORPORATION
By:	/s/ James R. Talevich
	Name:	James R. Talevich
	Title:	Chief Financial Officer

Exhibit Index

Exhibit
No.	Description of Exhibit
10.1	Summary of the 2009 Executive Performance Incentive Plan.